Exhibit 10.1

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT, dated as of October 23, 2015 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the outstanding Revolving Facility Commitments and Revolving Facility Loans, if any, be refinanced with a new revolving facility (the “Amended Revolving Facility”) in accordance with Section 10.08(e) of the Credit Agreement by obtaining New Revolving Commitments (as defined in Section 4 of this Amendment) and having existing Revolving Facility Loans be refinanced as provided herein;

WHEREAS, J.P. Morgan Securities LLC, Barclays Bank PLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank and Goldman Sachs Bank USA are joint lead arrangers (in such capacity, the “Lead Arrangers”) and joint bookrunners for the Amended Revolving Facility;

WHEREAS, the loans under the Amended Revolving Facility (the “New Revolving Loans”) will replace and refinance the currently outstanding Revolving Facility Loans;

WHEREAS, except as otherwise provided herein, the New Revolving Commitments and New Revolving Loans will have the same terms as the Revolving Facility Commitments and Revolving Facility Loans, as the case may be, currently outstanding under the Credit Agreement (such existing Revolving Facility Commitments, the “Existing Revolving Commitments”; such existing Revolving Facility Loans, collectively, the “Existing Revolving Loans”; and the Lenders holding such Existing Revolving Commitments, collectively, the “Existing Revolving Lenders”);

WHEREAS, the lenders under the Amended Revolving Facility (collectively, the “New Revolving Lenders”) are severally willing to make New Revolving Loans from time to time and provide New Revolving Commitments, subject to the terms and conditions set forth in this Amendment and the Credit Agreement as amended hereby;

WHEREAS, Section 10.08(e) of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent and the New Revolving Lenders, to refinance the Existing Revolving Loans with the proceeds of the Amended Revolving Facility, and to replace the Existing Revolving Commitments with the New Revolving Commitments, which constitute Replacement Revolving Commitments, under the Credit Agreement;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower wishes to obtain Incremental Revolving Facility Commitments (as defined in the Credit Agreement);

WHEREAS, Section 2.20 of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent and the Incremental Revolving Facility Lenders (as defined in the Credit Agreement), to include Incremental Revolving Facility Commitments; and

WHEREAS, the Borrower, the New Revolving Lenders, the Incremental Revolving Facility Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Applicable Pricing Grid” shall mean, with respect to Revolving Facility Loans and the Commitment Fee, the table set forth below:

Senior Secured Leverage Ratio	Applicable Margin for Eurocurrency Revolving Loans	Applicable Margin for ABR Revolving Loans	Applicable Commitment Fee
Greater than 3.50:1.00	2.50%	1.50%	0.45%

Less than or equal to 3.50:1.00 but greater than or equal to 2.50:1.00	2.25%	1.25%	0.40%

Less than 2.50:1.00	2.00%	1.00%	0.35%

For purposes of the Applicable Pricing Grid, changes in the Applicable Margin resulting from changes in the Senior Secured Leverage Ratio shall become effective on the date that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 5.04 (the “Revolving Facility Adjustment Date”), commencing with the delivery of such financial statements for the first fiscal quarter of the Borrower ending after the Second Amendment Effective Date, and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 5.04, then, at the option of the Administrative Agent or the Required Lenders, until the date that is three Business Days after the date on which such financial statements are delivered, the pricing level that is one pricing level higher than the pricing level theretofore in effect shall apply as of the first Business Day after the date on which such financial statements were to have been delivered but were not delivered. Each determination of the Senior Secured Leverage Ratio pursuant to the Applicable Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 6.10.

“Material Acquisition” shall mean any Permitted Business Acquisition that involves the payment of consideration or assumption of Indebtedness by the Borrower and its Subsidiaries in excess of $250,000,000.

“Revolving Facility Adjustment Date” shall have the meaning assigned to such term in the definition of “Applicable Pricing Grid”.

“Second Amendment” shall mean the Second Amendment, dated as of the Second Amendment Effective Date, to this Agreement.

“Second Amendment Effective Date” shall mean October 23, 2015.

(b) The definition of “Applicable Commitment Fee” is hereby amended and restated in its entirety as follows:

“Applicable Commitment Fee” shall mean for any day 0.40% per annum, provided, that on and after the first Revolving Facility Adjustment Date after the Second Amendment Effective Date, the Applicable Commitment Fee will be determined pursuant to the Applicable Pricing Grid.

(c) Clause (ii) of the definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

(ii) with respect to any Revolving Facility Loan, 2.25% per annum in the case of any Eurocurrency Loan and 1.25% per annum in the case of any ABR Loan, provided, that on and after the first Revolving Facility Adjustment Date after the Second Amendment Effective Date, the Applicable Margin with respect to Revolving Facility Loans will be determined pursuant to the Applicable Pricing Grid.

(d) The definition of “Federal Funds Effective Rate” is hereby amended to include the following clause immediately before the end of the first sentence thereof:

; provided, further, that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero with respect to the Revolving Facility for purposes of this Agreement.

(e) The definition of “LIBO Rate” is hereby amended to include the following clause immediately before the end thereof:

; provided, further, that if such rate as published by BBA LIBOR (or other applicable source) shall be less than zero, such rate shall be deemed to be zero with respect to the Revolving Facility for purposes of this Agreement.

(f) The definition of “Revolving Facility Maturity Date” is hereby amended and restated in its entirety as follows:

“Revolving Facility Maturity Date” shall mean October 23, 2020 provided that in the event that the Term Loans are not repaid (whether through a refinancing permitted under this Agreement or otherwise) in full prior to December 5, 2019 or the Term B Facility Maturity Date (and any other maturity date applicable to any Other Term Loans) has not been extended to a date not earlier than January 22, 2021, the Revolving Facility Maturity Date shall be December 5, 2019.

(g) The definition of “Revolving Letter of Credit Commitment” is hereby amended and restated in its entirety as follows:

“Revolving Letter of Credit Commitment” shall mean, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.05 up to the amount set forth on Schedule 2.01 (as amended by the Second Amendment or otherwise in accordance with this Agreement).

(h) The definition of “Revolving Letter of Credit Sublimit” is hereby amended by replacing “$250.0 million” where used therein with “$125.0 million”.

(i) The definition of “Suspension Period” is hereby deleted in its entirety.

(j) The final sentence of the definition of “Swingline Commitment” is hereby amended and restated in its entirety as follows:

The aggregate amount of the Swingline Commitments on the Second Amendment Effective Date is $0.

(k) The definition of “Swingline Lender” is hereby amended and restated in its entirety as follows:

“Swingline Lender” from and after the Second Amendment Effective Date, there shall be no lender in a capacity as a lender of Swingline Loans.

SECTION 3. Other Amendments to the Credit Agreement.

(a) Section 2.03(b) of the Credit Agreement is hereby amended by replacing the time “11:00 a.m.” where used therein with the time “12:00 noon”.

(b) Section 2.05(b)(i) of the Credit Agreement is hereby amended by adding the following at the end thereof:

and the Revolving L/C Exposure of the applicable Issuing Bank shall not exceed its Revolving Letter of Credit Commitment

(c) Section 4.01(d) of the Credit Agreement is hereby deleted in its entirety.

(d) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Without the consent of the Majority Lenders under the Revolving Facility and only to the extent there are outstanding Revolving Facility Commitments under this Agreement,

permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter to exceed 4.75 to 1.00 (the “Financial Covenant Level”); provided that for the two consecutive fiscal quarters ended immediately following the closing of a Material Acquisition (including the fiscal quarter in which such Material Acquisition occurs), the Financial Covenant Level shall be 5.25 to 1.00; provided, however, that, immediately after any such two fiscal quarter period, there shall be at least two consecutive fiscal quarters for which the Financial Covenant Level shall be 4.75:1.00, regardless of any other Material Acquisitions.

SECTION 4. New Revolving Commitments.

(a) The New Revolving Commitment of each New Revolving Lender will be available to the Borrower on and after the Amendment Effective Date. The “New Revolving Commitment” of any New Revolving Lender will be the amount set forth opposite such Lender on Schedule 2.01 (as amended pursuant to Section 5 hereof) to the Credit Agreement. The obligation of each New Revolving Lender to make New Revolving Loans and to provide New Revolving Commitments on the Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 6 of this Amendment.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to (i) “Revolving Facility Commitments” shall be deemed a reference to the New Revolving Commitments contemplated hereby and (ii) “Revolving Facility Loans” shall be deemed a reference to New Revolving Loans contemplated hereby, as the case may be, except as the context may otherwise require.

(c) On the Amendment Effective Date, all Existing Revolving Loans shall be repaid, together with accrued interest and other fees and expenses then due and payable, in accordance with the terms and conditions of the Credit Agreement as in effect immediately prior to the Amendment Effective Date, and reborrowed as New Revolving Loans in accordance with Sections 2.02 and 2.03 of the Credit Agreement. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Revolving Lender in respect of such Lender’s Existing Revolving Loans to the same extent expressly set forth therein.

(d) A Person shall become a party to the Credit Agreement as amended hereby (including all of the rights and obligations thereunder) as a Lender thereunder and a New Revolving Lender as of the Amendment Effective Date by executing and delivering, on or prior to the Amendment Effective Date, a signature page hereto in its capacity as a New Revolving Lender.

SECTION 5. Incremental Revolving Facility Commitments.

(a) The Borrower has requested $340,000,000 of Incremental Revolving Commitments and that the date on which such Incremental Revolving Commitments become effective be the Amendment Effective Date.

(b) On the Amendment Effective Date immediately following the effectiveness of the other amendments set forth in Sections 2 and 3 above, this Amendment shall constitute an “Incremental Assumption Agreement” pursuant to section 2.20 of the Credit Agreement, the Incremental Revolving Facility Commitments referred to in Section 5(a) above shall constitute additional “Revolving Facility Commitments” and any loans made pursuant to such Incremental Revolving Facility Commitments shall constitute “Revolving Facility Loans” under the Credit Agreement as set forth in this Section 5.

(c) Pursuant to Sections 2.20 and 10.08(f) of the Credit Agreement, the final sentence of the definition of “Revolving Facility Commitment” is hereby amended and restated in its entirety as follows:

The initial aggregate amount of the Lenders’ Revolving Facility Commitments on the Second Amendment Effective Date (including, for the avoidance of doubt, after giving effect to the Incremental Revolving Facility Commitments provided pursuant to the Second Amendment) is $815.0 million.

(d) Pursuant to Sections 2.20 and 10.08(f) of the Credit Agreement, the portion of Schedule 2.01 to the Credit Agreement relating to Revolving Facility Commitments is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

(e) The Incremental Revolving Facility Commitments shall have the same terms and conditions as those of the New Revolving Commitments existing at the time of the Amendment Effective Date, including, for the avoidance of doubt, each of the terms and conditions existing under the Credit Agreement as amended by this Amendment.

SECTION 6. Effectiveness. This Amendment (including the Incremental Revolving Facility Commitments provided herein) shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) Holdings, (iii) the Administrative Agent, (iv) each New Revolving Lender (and such New Revolving Lenders shall constitute Majority Lenders under the Revolving Facility as in effect immediately prior to the Amendment Effective Date), (v) the Swingline Lender and (vi) each Incremental Revolving Facility Lender.

(b) The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party.

(c) The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Amendment Effective Date.

(d) To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment and any other reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any Loan Document.

(e) No Event of Default or Default shall have occurred and be continuing.

(f) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Amendment Effective Date)) and (ii) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date after giving effect to this Amendment.

(g) The Administrative Agent shall have received, on behalf of itself and the Lenders on the Amendment Effective Date (after giving effect hereto), a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (ii) local counsel reasonably satisfactory to the Administrative Agent as specified on Schedule 4.02(b) to the Credit Agreement, in each case (A) dated the Amendment Effective Date, (B) addressed to the Administrative Agent, the New Revolving Lenders and the Incremental Revolving Facility Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Amendment and the other Loan Documents as the Administrative Agent shall reasonably request.

(h) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:

(i) a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment Effective Date and certifying:

(A) that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment Effective Date,

(C) that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and

(D) as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of such Loan Party; and

(iii) a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.

(i) The Lenders shall have received a solvency certificate in form and substance reasonably satisfactory to the Administrative Agent and signed by the Chief Financial Officer of the Borrower.

(j) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act, requested not less than five business days prior to the date hereof.

(k) The Borrower shall be in Pro Forma Compliance after giving effect to the Incremental Revolving Facility Commitments requested and provided hereby on the Amendment Effective Date.

SECTION 7. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Amendment Effective Date)).

SECTION 8. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment and the Acknowledgment and Confirmation shall each constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) Except as expressly provided herein or in the Credit Agreement, the Amended Revolving Facility shall be subject to the terms and provisions of the Credit Agreement and the other Loan Documents.

SECTION 9. General; Acknowledgment of Designation of an Issuing Bank.

(a) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent, the Lead Arrangers and the Lenders.

(c) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

(d) Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(e) Designation of an Issuing Bank. Pursuant to Section 2.05(k) of the Credit Agreement, the Borrower has given notice to the Administrative Agent and hereby acknowledges its designation of Bank of Montreal, a Revolving Facility Lender, who accepts and agrees (in its sole discretion) to act in such capacity, as an Issuing Bank with respect to Revolving Letters of Credit and Synthetic Letters of Credit.

(f) FATCA Grandfathered Status. Solely for purposes of determining withholding Taxes under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the New Revolving Lenders and the Incremental Revolving Facility Lenders hereby authorize the Administrative Agent to treat) the New Revolving Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(g) Agreement to Consent to RP Ratio Test.

(i) Each of the Lenders party hereto hereby agrees that, subject to clause (g)(ii) of this Section, it will execute any future amendment that amends Section 6.06(m) of the Credit Agreement to add the following at the end thereof:

“(the “RP Ratio Test”); provided that, for the two fiscal quarters ended immediately following the closing of a Material Acquisition (including the fiscal quarter in which such Material Acquisition occurs), the RP Ratio Test shall be 4.50 to 1.00 with respect to then-existing common stock dividend and stock buyback programs; provided, however, that, after any such two fiscal quarter period, there shall be two consecutive fiscal quarters for which the RP Ratio Test shall be 4.00 to 1.00, regardless of any other Material Acquisitions.”

(ii) The agreement of such Lender to execute any such future amendment shall be subject to the following conditions: (x) each of the representations and warranties set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the effective date of such future amendment with the same effect as though made on and as of the effective date of such future amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the effective date of such future amendment)), (y) no Event of Default or Default shall have occurred and be continuing on and as of the effective date of such future amendment and (z) such future amendment shall only amend Section 6.06(m) of the Credit Agreement in the manner set forth in clause (g)(i) of this Section and shall not amend or waive any other provision of the Credit Agreement (it being understood that other amendments or waivers of the Credit Agreement may be requested at such time, but the effectiveness of such other amendments or waivers shall be subject to the requirements set forth in Section 10.08 of the Credit Agreement).

(iii) In the event that any such Lender fails to execute any such future amendment that satisfies the conditions set forth in clause (g)(ii) of this Section, such Lender shall be deemed to have executed such future amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

REALOGY GROUP LLC, as Borrower

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

REALOGY INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Swingline Lender, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Mohammad S Hasan
Name:	Mohammad S Hasan
Title:	Executive Director

[Signature Page to Second Amendment]

Barclays Bank PLC, as an Incremental Revolving Facility Lender and as a New Revolving Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[Signature Page to Second Amendment]

Citibank N.A., as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Alvaro De Velasco
Name:	Alvaro De Velasco
Title:	Vice President

[Signature Page to Second Amendment]

Crédit Agricole Corporate and Investment Bank, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Pamela Donnelly
Name:	Pamela Donnelly
Title:	Managing Director

By:	/s/ Brad Matthews
Name:	Brad Matthews
Title:	Director

[Signature Page to Second Amendment]

Goldman Sachs Bank USA, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Second Amendment]

Suntrust Bank, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ David J. Sharp
Name:	David J. Sharp
Title:	Vice President

[Signature Page to Second Amendment]

Bank of Montreal, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Sean T. Ball
Name:	Sean T. Ball
Title:	Vice President

[Signature Page to Second Amendment]

Bank of America, N.A., as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Suzanne E. Pickett
Name:	Suzanne E. Pickett
Title:	Vice President

[Signature Page to Second Amendment]

Citizens Bank, N.A., as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Barrett D. Bencivenga
Name:	Barrett D. Bencivenga
Title:	Senior Vice President

[Signature Page to Second Amendment]

Credit Suisse AG, Cayman Islands Branch, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Franziska Schoch
Name:	Franziska Schoch
Title:	Authorized Signatory

[Signature Page to Second Amendment]

The Bank of Nova Scotia, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Mauricio Saishio
Name:	Mauricio Saishio
Title:	Director

[Signature Page to Second Amendment]

Wells Fargo Bank, National Association, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Maribelle Villaseñor
Name:	Maribelle Villaseñor
Title:	Vice President

[Signature Page to Second Amendment]

People’s United Bank, National Association, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ James Riley
Name:	James Riley
Title:	Senior Vice President

[Signature Page to Second Amendment]

Signature Bank, as a New Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ Maria Hegi
Name:	Maria Hegi
Title:	Senior Lender & SVP

[Signature Page to Second Amendment]

Annex I

ACKNOWLEDGMENT AND CONFIRMATION

(a) Reference is made to the SECOND AMENDMENT, dated as of October 23, 2015 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 5, 2013 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.

(b) The Credit Agreement is being amended and the Borrower is obtaining (i) New Revolving Loans to refinance the Existing Revolving Loans and New Revolving Commitments to replace the Existing Revolving Commitments and (ii) Incremental Revolving Facility Commitments, in each case, pursuant to the Amendment as set forth therein (the “Amended Credit Agreement”). Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and

(ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees.

(c) This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

(d) THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(e) This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.

REALOGY GROUP, LLC

By:
Name:
Title:

REALOGY INTERMEDIATE HOLDINGS LLC

By:
Name:
Title:

Signature Page to Acknowledgment and Confirmation

SUBSIDIARY GUARANTORS:

NRT INSURANCE AGENCY, INC.

By:
Name:	Anthony E. Hull
Title:	Chief Financial Officer

CARTUS ASSET RECOVERY CORPORATION
CARTUS CORPORATION
CDRE TM LLC
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC

By:
Name:	Anthony E. Hull
Title:	Executive Vice President and Treasurer

Signature Page to Acknowledgment and Confirmation

AMERICAN TITLE COMPANY OF HOUSTON
CASE TITLE COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
KEYSTONE CLOSING SERVICES LLC
LAKECREST TITLE, LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TRG SETTLEMENT SERVICES, LLP

By:
Name:	Thomas N. Rispoli
Title:	Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
ZIPREALTY CALIFORNIA, INC.
ZIPREALTY LLC

By:
Name:	Andrew G. Napurano
Title:	Chief Finance and Strategy Officer

Signature Page to Acknowledgment and Confirmation

ALPHA REFERRAL NETWORK LLC

BURGDORFF LLC

BURNET REALTY LLC

CAREER DEVELOPMENT CENTER, LLC

CB COMMERCIAL NRT PENNSYLVANIA LLC

COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC

COLDWELL BANKER PACIFIC PROPERTIES LLC

COLDWELL BANKER REAL ESTATE SERVICES LLC

COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY

COLDWELL BANKER RESIDENTIAL BROKERAGE LLC

COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.

COLORADO COMMERCIAL, LLC

HFS LLC

HFS.COM CONNECTICUT REAL ESTATE LLC

HFS.COM REAL ESTATE INCORPORATED

HFS.COM REAL ESTATE LLC

HOME REFERRAL NETWORK LLC

JACK GAUGHEN LLC

MARTHA TURNER PROPERTIES, L.P.

MARTHA TURNER SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY LLC

MTPGP, LLC

NRT ARIZONA COMMERCIAL LLC

NRT ARIZONA LLC

NRT ARIZONA REFERRAL LLC

NRT CAROLINAS LLC

NRT CAROLINAS REFERRAL NETWORK LLC

NRT COLORADO LLC

NRT COLUMBUS LLC

NRT COMMERCIAL LLC

NRT COMMERCIAL UTAH LLC

NRT DEVELOPMENT ADVISORS LLC

NRT DEVONSHIRE LLC

NRT DEVONSHIRE WEST LLC

NRT FLORIDA LLC

NRT HAWAII REFERRAL, LLC

NRT LLC

NRT MID-ATLANTIC LLC

NRT MISSOURI LLC

NRT MISSOURI REFERRAL NETWORK LLC

NRT NEW ENGLAND LLC

NRT NEW YORK LLC

NRT NORTHFORK LLC

NRT PHILADELPHIA LLC

(continued)

Signature Page to Acknowledgment and Confirmation

(continued from prior page)

NRT PITTSBURGH LLC

NRT PROPERTY MANAGEMENT ARIZONA LLC

NRT PROPERTY MANAGEMENT CALIFORNIA, INC.

NRT PROPERTY MANAGEMENT DC LLC

NRT PROPERTY MANAGEMENT DELAWARE LLC

NRT PROPERTY MANAGEMENT FLORIDA LLC

NRT PROPERTY MANAGEMENT GEORGIA LLC

NRT PROPERTY MANAGEMENT MARYLAND LLC

NRT PROPERTY MANAGEMENT MINNESOTA LLC

NRT PROPERTY MANAGEMENT NEW JERSEY LLC

NRT PROPERTY MANAGEMENT PENNSYLVANIA LLC

NRT PROPERTY MANAGEMENT TEXAS LLC

NRT PROPERTY MANAGEMENT VIRGINIA LLC

NRT REFERRAL NETWORK LLC

NRT RELOCATION LLC

NRT RENTAL MANAGEMENT SOLUTIONS LLC

NRT REOEXPERTS LLC

NRT SUNSHINE INC.

NRT TEXAS LLC

NRT UTAH LLC

NRT WEST, INC.

NRT ZIPREALTY LLC

REAL ESTATE REFERRAL LLC

REAL ESTATE REFERRALS LLC

REAL ESTATE SERVICES LLC

REFERRAL ASSOCIATES OF NEW ENGLAND LLC

REFERRAL NETWORK LLC

REFERRAL NETWORK PLUS, INC.

REFERRAL NETWORK, LLC

SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC

SOTHEBY’S INTERNATIONAL REALTY, INC.

THE SUNSHINE GROUP, LTD.

By:
Name:	Kevin R. Greene
Title:	Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

Exhibit A

Revolving Facility Commitments and Revolving Letter of Credit Commitments:

Lender	Revolving Facility Commitment	Revolving Letter of Credit Commitment[1]
JPMorgan Chase Bank, N.A.	$83,828,571.43	$83,333.333.34
Barclays Bank plc	$81,034,285.72	$0.00
Citibank, N.A.	$81,034,285.72	$0.00
Crédit Agricole Corporate and Investment Bank	$81,034,285.71	$0.00
Goldman Sachs Bank USA	$81,034,285.71	$0.00
Suntrust Bank	$81,034,285.71	$0.00
Bank of Montreal	$78,240,000.00	$41,666,666.66
Bank of America, N.A.	$52,160,000.00	$0.00
Citizens Bank N.A.	$52,160,000.00	$0.00
Credit Suisse AG	$52,160,000.00	$0.00
The Bank of Nova Scotia	$32,600,000.00	$0.00
Wells Fargo Bank, National Association	$32,600,000.00	$0.00
People’s United Bank, National Association	$16,300,000.00	$0.00
Signature Bank	$9,780,000.00	$0.00

Total:	$815,000,000.00	$125,000,000.00

[1]	The Revolving Letter of Credit Commitment of any Issuing Bank may be adjusted with the agreement of the Borrower, the Administrative Agent and the relevant Issuing Bank.